_________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 5, 2004

          Merrill Lynch Mortgage Investors, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-112231	13-3416059
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, 10th Floor New York, New York	10080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 449-1000

                                                         No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

The Registrant registered issuances of its Fieldstone Mortgage Investment Trust, Series 2004-4 Mortgage Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-112231) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $874,308,000 aggregate principal amount of Class 1-A1, Class 1-A2, Class 2-A, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Notes of its Fieldstone Mortgage Investment Trust, Series 2004-4 on October 5, 2004.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated June 18, 2004, as supplemented by the Prospectus Supplement dated September 27, 2004 (the “Prospectus Supplement”), to file a copy of the Amended and Restated Trust Agreement, the Transfer and Servicing Agreement and the other operative agreements executed in connection with the issuance of the Notes, forms of which were filed as an exhibit to the Registration Statement.

The Ownership Certificate was issued pursuant to an Amended and Restated Trust Agreement (the “Amended and Restated Trust Agreement”) dated as of September 1, 2004, among Merrill Lynch Mortgage Investors, Inc., as depositor (the “Depositor”), U.S. Bank Trust National Association, as owner trustee (the “Owner Trustee”) and Wells Fargo Bank, N.A., as trust administrator (the “Trust Administrator”).  The Notes were issued pursuant to an Indenture (the “Indenture”) dated as of September 1, 2004, among Fieldstone Mortgage Investment Trust, Series 2004-4, as issuer (the “Issuer”), the Trust Administrator and HSBC Bank USA, National Association, as indenture trustee (the “Indenture Trustee”).  The Trust Agreement is attached hereto as Exhibit 4.1.  The Indenture is attached hereto as Exhibit 4.2.

The Notes are secured by the assets of a trust estate (the “Trust Estate”) that consists primarily of two pools of first lien, conventional, adjustable rate mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $879,591,204 as of September 1, 2004.

The Mortgage Loans were sold by Fieldstone Investment Corporation. (the “Seller”) to the Registrant pursuant to the terms of a Mortgage Loan Purchase Agreement dated as of September 1, 2004 (the “Mortgage Loan Purchase Agreement”) among the Seller and the Registrant and were simultaneously sold by the Registrant to the Trust pursuant to the Transfer and Servicing Agreement (defined below).  A copy of the Mortgage Loan Purchase Agreement is attached hereto as Exhibit 99.1.

The Mortgage Loans will be master serviced by Wells Fargo Bank, N.A. (the “Master Servicer”), pursuant to the terms of a Transfer and Servicing Agreement dated as of September 1, 2004 (the “Transfer and Servicing Agreement”) among the Issuer, the Registrant, the Trust Administrator/Master Servicer, Fieldstone Servicing Corp., as Servicer, Chase Manhattan Mortgage Corporation, as Subservicer, Fieldstone Investment Corporation, as Seller and the Indenture Trustee.  A copy of the Transfer and Servicing Agreement is attached hereto as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Amended and Restated Trust Agreement dated as of September 1, 2004, among Merrill Lynch Mortgage Investors, Inc, as Depositor, U.S. Bank Trust National Association, as Owner Trustee, and Wells Fargo Bank, N.A., as Trust Administrator.

4.2

Indenture dated as of September 1, 2004, among Fieldstone Mortgage Investment Trust, Series 2004-4, as Issuer, Wells Fargo Bank, N.A., as Trust Administrator, and HSBC Bank USA, National Association as Indenture Trustee.

99.1

Mortgage Loan Purchase Agreement dated as of September 1, 2004, between Fieldstone Investment Corporation, as Seller, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

99.2

Transfer and Servicing Agreement dated as of September 1, 2004, among Fieldstone Mortgage Investment Trust, Series 2004-4, as Issuer, Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank, N.A., as Trust Administrator and Master Servicer, Fieldstone Servicing Corp., as Servicer, Chase Manhattan Mortgage Corp., as Subservicer, Fieldstone Investment Corporation, as Seller, and HSBC Bank USA, National Association as Indenture Trustee.

SIGNATURES

Filings Made by the Registrant.  The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on October 5, 2004.

MERRILL LYNCH MORTGAGE INVESTORS, INC.

By:  /s/ Matthew Whalen

Name:  Matthew Whalen

Title: President

EXHIBIT INDEX

Exhibit No.

Description

4.1

Amended and Restated Trust Agreement dated as of September 1, 2004, among Merrill Lynch Mortgage Investors, Inc, as Depositor, U.S. Bank Trust National Association, as Owner Trustee, and Wells Fargo Bank, N.A., as Trust Administrator.

4.2

Indenture dated as of September 1, 2004, among Fieldstone Mortgage Investment Trust, Series 2004-4, as Issuer, Wells Fargo Bank, N.A., as Trust Administrator, and HSBC Bank USA, National Association as Indenture Trustee.

99.1

Mortgage Loan Purchase Agreement dated as of September 1, 2004, between Fieldstone Investment Corporation, as Seller, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

99.2

Transfer and Servicing Agreement dated as of September 1, 2004, among Fieldstone Mortgage Investment Trust, Series 2004-4, as Issuer, Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank, N.A., as Trust Administrator and Master Servicer, Fieldstone Servicing Corp., as Servicer, Chase Manhattan Mortgage Corp., as Subservicer, Fieldstone Investment Corporation, as Seller, and HSBC Bank USA, National Association as Indenture Trustee.